EXHIBIT 10.6

                            SUBSCRIPTION AGREEMENT


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                            SUBSCRIPTION AGREEMENT

                               October 11, 1996


FLANDERS CORPORATION
531 Flanders Filters Road
Washington, North Carolina 27889

Ladies and Gentlemen:


    The undersigned ("Purchaser"), hereby subscribes for and agrees to purchase 444,444 shares of common stock, $.001 par value per share (the "Shares"), of FLANDERS CORPORATION (the "Company") at a purchase price of $9.00 per share. The Closing of the purchase of the Shares will be held at the offices of Ropes & Gray on the ____ day of October, 1996, or at such earlier date as shall be designated by the Company on not less than 72 hours prior notice or at such other place and time as shall be agreed to by the Company and the Purchaser (the "Closing Date"). At the Closing, the Purchaser will make payment of the purchase price for the Shares by depositing the same in escrow with State Street Bank ("Escrow Agent") pursuant to an escrow agreement ("Escrow Agreement") in the form annexed hereto as Exhibit A. At the Closing, the Company will issue to the Purchaser and deliver to Escrow Agent a stock certificate representing such number of fully-paid, validly issued and non-assessable shares of the Common Stock of the Company as subscribed for hereby by the Purchaser.

    Purchaser understands that this Subscription Agreement ("Subscription Agreement") and the funds delivered hereunder will be returned promptly to Purchaser and all of Purchaser's obligations under this Subscription Agreement will terminate if the Company does not accept this Subscription Agreement.

    Purchaser acknowledges that Purchaser has been furnished with and has carefully read the Company's annual report on Form 10-K for the year ended December 31, 1995, quarterly reports on Form 10-Q dated March 31, 1996 and June 30, 1996 and Forms 8-K dated January 29, 1996 and May 31, 1996 (collectively, the "Disclosure Materials") delivered to Purchaser by the Company in connection with the offering of the Shares.

    1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and covenants to Purchaser, as of the date hereof, that:

        (a) The Company has all requisite corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Subscription Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Subscription Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms.


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        (b)    The Company is a corporation duly organized and validly
    existing in good standing under the laws of the State of North Carolina with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as described in the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company.

        (c) The execution, delivery and performance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding on the Company or its subsidiaries, or result in the imposition of any lien on any asset of the Company or its subsidiaries except as specifically contemplated by the terms of this Subscription Agreement, or (ii) contravene any provision of the Company's Articles of Incorporation or Bylaws.

        (d) The issuance and delivery of the Shares to Purchaser in accordance with this Subscription Agreement have been duly authorized by all necessary corporate action. The Shares, upon issuance, will be validly issued and fully paid and non-assessable, free and clear of all liens, encumbrances, rights and claims of others.

        (e) The Corporation has filed in a timely manner each document or report required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

        (f) There has not been any material adverse change in the Company's business, financial condition or prospects as reported on the Company's quarterly report on form 10-Q for the period ended June 30, 1996.

    2. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser acknowledges, represents, warrants and covenants that:

        (a) The Purchaser acknowledges that the shares are only being offered to Accredited Investors as defined under Section 501(a) of the Securities Act. Purchaser qualifies as an Accredited Investor in that the net worth of Purchaser is at least (i) U.S. $1 million if Purchaser is a natural person or (ii) U.S. $5 million if Purchaser is a corporation, partnership, trust or any entity other than a natural person. In computing net worth, the term "net worth" shall mean the excess of total assets over total liabilities and the principal residence of the investor must be valued at cost, including cost of


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    improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances.

        (b) Purchaser has been furnished with and has carefully read the Disclosure Materials, and is familiar with and understands the terms of this purchase. In evaluating an investment in the Company, the purchaser has not relied upon any representations or other information (whether oral or written) from the Company, (or any of its agents or representatives), other than as set forth in the Disclosure Materials. With respect to individual tax and other economic considerations involved in this investment, the Purchaser is not relying on the Company. The Purchaser has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the Purchaser's professional legal, tax, accounting and financial advisers an investment in the Shares.

        (c) The Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act and until the Shares are registered pursuant to Section 3 hereof (i) such Shares may be offered, resold, pledged or otherwise transferred only in accordance with an exemption from the registration requirements of the Securities Act
    (and based upon an opinion of counsel if the Company so requests), and
    (ii) Purchaser will notify any subsequent purchaser from it of the resale restrictions set forth in (i) above.

        (d) Until the Shares are registered pursuant to Section 3 hereof, the registrar and transfer agent for the Shares will not be required to accept for registration transfer any Shares, except upon presentation of evidence satisfactory to the Company that the restrictions on transfer set forth in paragraph (c) above have been complied with and that any such Shares will be in the form of definitive physical certificates bearing the following legend:

        "The Security evidenced hereby was originally issued in a transaction exempt from registration under Section 5 of the United States Securities Act of 1933, as amended (the "Securities Act"), and the Security evidenced hereby may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. The holder of the Security evidenced hereby agrees for the benefit of the Company that (A) such Security may be resold, pledged or otherwise transferred only in a transaction meeting the requirements of the Securities Act or exemption therefrom (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and (B) the holder will, and each subsequent holder is required to, notify any purchaser from it of the Security evidenced hereby of the resale restrictions set forth in (A) above."

        (e)    Purchaser is (i) acquiring the Shares for its own account, and
    (ii) not acquiring the Shares with a view to distribution or resale thereof or with any present intention of offering or selling any of the Shares in a transaction that would violate the


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    Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction.

        (f) The Purchaser recognizes that investment in the Company involves certain risks and the Purchaser has taken full cognizance of and understands all of the risk factors described in Exhibit A related to the purchase of Shares and inherent in the business of the Company. The Purchaser has substantial investment experience in making investment decisions of the type contemplated hereby, is experienced in evaluating companies such as the Company and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company.

        (g) The Purchaser is acquiring the Shares without being furnished any offering literature, prospectus or any other form of general solicitation or general advertising other than the Disclosure Materials, and the Purchaser has been given no oral or written representations or assurances by the Company or any representative of the Company in connection with this investment other than as set forth in the Disclosure Materials.

    3.    SECURITIES ACT REGISTRATION.

        (a) The Company shall use its best efforts to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), at the Company's expense, all of the Shares (the "Registerable Shares") within ninety days from the date hereof, and in that regard will file a Registration Statement (the "Registration Statement") on the appropriate form with the Securities and Exchange Commission ("SEC") as soon as practicable but in no event later than 30 days from the Closing Date. Notice of effectiveness of the Registration Statement shall be furnished promptly to the Purchaser. The Company shall maintain the effectiveness of the Registration Statement and from time to time will amend or supplement such Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act.
     The effectiveness of the Registration Statement shall be maintained with respect to Registrable Shares until the later to occur of the second anniversary of the Closing Date or such date as the Registrable Shares may be sold pursuant to Rule 144 under the Securities Act or otherwise without registration. The Registration Statement and any registration filed pursuant to Section 3(b) below is sometimes also referred to as a "Registration Statement."

        (b) So long as the Registrable Shares shall exceed three percent (3%) of the number of issued and outstanding shares of Common Stock of the Company, if the Company shall determine to register any of its securities for its own account or the account of a security holder or holders ("Other Holders") in respect of a registered public offering involving an underwriting, the Company will promptly give the Purchaser written notice thereof and use its best efforts to include in such registration and underwriting all of the Registrable Shares specified in a written request made by the Purchaser within 20 days after the written notice from the Company to the Purchaser. Such written request may specify all or part of the Purchaser's Registrable Securities.


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            (i)    The Purchaser shall, together with the Company and the
        Other Holders enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

            (ii) If the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Subsection 3(b)(iii) below.

            (iii) In any circumstances in which all of the Registrable Securities and shares of Holders requested to be included in a registration cannot be so included for the reason set forth in Subsection 3(b)(ii) above, the number of Registrable Securities and shares of Other Holders that may be so included shall be allocated among the Purchaser and Other Holders requesting inclusion of securities pro rata on the basis of the number of shares of Registrable Securities and the number of shares of Other Holders.

    4. REGISTRATION PROCEDURES. The Company will use its reasonable best efforts to effect the registration to permit the sale of the Registrable Shares being sold in accordance with this Agreement and the intended method or methods of distribution thereof, and pursuant thereto the Company will:

        (a) prepare and file with the Commission a Registration Statement relating to the registration on the appropriate form under the Securities Act, cooperate and assist in any filings required to be made with the NASD and use its best efforts to cause such Registration Statement to become effective;

        (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement and such filings under the Exchange Act as may be necessary to keep the Registration Statement effective for such period described in Section 3(a) herein, comply with the provisions of the Securities Act and the rules and regulations thereunder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Purchaser set forth in such Registration Statement;

        (c) advise the underwriter(s), with respect to an offering pursuant to Section 3(b), and the Purchaser promptly:

            (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or a Registration Statement filed in accordance with Section 3(b) or any post-effective amendment thereto, when the same has become effective;


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            (ii)    of any request by the Commission for amendments to the
        Registration Statement or a Registration Statement filed in accordance with Section 3(b) or amendments or supplements to the prospectus or for additional information relating thereto;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes. If at any time the Company shall receive any such stop order suspending the effectiveness of the Registration Statement or a Registration Statement filed in accordance with Section 3(b), or any such order from a state securities commission or other regulatory authority, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time; and

            (iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, or a Registration Statement filed in accordance with Section 3(b), the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or a Registration Statement filed in accordance with section 3(b) or the prospectus in order to make the statements therein not misleading.

        (d) in connection with the filing of any document that is to be incorporated by reference into the Registration Statement or any Registration Statement filed in accordance with Section 3(b) or the prospectus (after initial filing of the Registration Statement or any Registration Statement filed in accordance with Section 3(b));

            (i) use its best efforts to provide copies of such document to the Purchaser and to the managing underwriter(s), if any, prior to such filing and in any event no later than concurrently with such filing; and

            (ii) make the Company's representative available for discussion of such document;

        (e) if any fact or event contemplated by clause (c)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement, or a Registration Statement filed in connection with Section 3(b) or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

        (f) use its best efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed.


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    The Purchaser agrees to furnish promptly to the Company all information required to be disclosed by the Purchaser in order to make the information previously furnished to the Company by such Purchaser not materially misleading.

    The Purchaser agrees that upon receipt of any notice from the Company that any fact or event exists as a result of which the Registration Statement, the prospectus included therein, or any document incorporated therein by reference contains or may contain any untrue statement of material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Purchaser will forthwith discontinue any disposition of any Registrable Shares pursuant to the Registration Statement until the Purchaser has received written advice from the Company that the use of the prospectus contained in the Registration Statement may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, the Purchaser will deliver to the Company all copies, other than permanent file copies then in the Purchaser's possession, of the prospectus covering the Registrable Shares current at the time of receipt of such notice.
 The period from and including the date of the giving of such notice to and including the date when each Purchaser shall have either received copies of the supplemented or amended prospectus or received advice from the Company that the use of the prospectus contained in the Registration Statement may be resumed is referred to herein as the "Holdback Period." The Company agrees to use all reasonable efforts to minimize the duration and frequency of any Holdback Periods hereunder to the extent consistent with the Company's financial, strategic, and other business priorities.

    5.    REGISTRATION EXPENSES.

        (a) Except as otherwise provided herein, all expenses incident to the Company's performance of or compliance with this Agreement (other than underwriting discounts or commissions) will be borne by the Company, including without limitation:

            (i) all registration and filing fees and expenses (including filings made with the NASD or any securities exchange);

            (ii) fees and expenses of compliance with federal securities and state blue sky or securities laws;

            (iii)    expenses of printing;

            (iv)    fees and disbursements of counsel for the Company;

            (v) all application and filing fees in connection with listing the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

            (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" or "agreed upon procedures" letters required by or incident to such performance).


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    The Company will also bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses of any person, including special experts, retained by the Company.

    6.    RESCISSION.

        (a) In the event the Registration Statement is not declared effective by the SEC on or prior to the ninetieth (90th) day following the Closing Date (the "Effective Date") the Purchaser may thereafter rescind this transaction at any time prior to the effectiveness of the Registration Statement by (i) written notice to the Company and (ii) written notice to the Escrow Agent certifying that the Registration Statement referred to in this Subscription Agreement did not become effective on or before the Effective Date, and has not yet become effective and that the Purchaser has given written notice of the rescission of the transaction referred to in such Subscription Agreement and directing the Escrow Agent to pay to the Purchaser the amount deposited in escrow as provided above.

    7.    INDEMNIFICATION.

        (a) The Company agrees to indemnify and hold harmless Purchaser as a seller of Shares, each underwriter, if any (within the meaning of the Securities Act) of such securities and each person, if any, who controls (within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934) any such seller, controlling person or underwriter, from and against any losses, claims, damages or liabilities, joint or several, that any such seller, underwriter or controlling person may incur or to which any such seller, underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, or contained, on the effective date thereof, in any registration statement or final or summary prospectus included therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such seller, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in liability; provided, however, the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, final or summary prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished by or on behalf of any such seller specifically for use in the preparation thereof.

        (b) Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who sign or have signed said registration statement, each underwriter, each other seller and each person, if any, who controls the Company or such underwriter or seller (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act), to the same extent as the foregoing indemnity from the Company to


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    Purchaser, but only with reference to written information furnished by or omitted to be furnished by or on behalf of Purchaser, for use in the preparation of such registration statement, such preliminary, final or summary prospectus or such amendment or supplement, and will reimburse the Company or any such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in any liability; provided, however, that the obligations of Purchaser hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of Purchaser (which consent shall not be unreasonably withheld); provided further that the Purchaser shall not be obligated to contribute an amount greater than the gross proceeds received by the Purchaser with respect to the sale of Registrable Shares giving rise to the indemnification obligations; and, provided further, that Purchaser shall only be responsible for the reimbursement of the legal and other expenses incurred by a single counsel on behalf of the Company and such officers, directors and controlling Persons.

        (c) Promptly after receipt by an indemnified party of notice of the commencement of any legal action against such indemnified party in respect of which indemnity or reimbursement may be sought against the indemnifying party under this Agreement, such indemnified party shall notify the indemnifying party in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the indemnifying party shall assume the defense of such action (including, the employment of counsel, who shall be counsel satisfactory to such indemnified party, and the payment of expenses in connection therewith). To the extent the indemnifying party and the indemnified party believe it prudent or necessary, in their good faith discretion, such indemnified party shall, in addition to the foregoing, have the right to employ separate counsel in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable to indemnify any person for any settlement of any such action effected without the consent of the indemnifying party.

        (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative benefit to the Company on the one hand and the Purchaser on the other hand in connection with the sale of the Registrable Shares, as well as any other relevant equitable considerations; provided, however, that the Purchaser shall not be required to contribute an amount greater than the gross proceeds received by the Purchaser with respect to the sale of Registrable Shares giving rise to the indemnification obligation under this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.


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        (e)    The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
    (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    8.    MISCELLANEOUS.

        (a) Grammatical References. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the antecedent may require.

        (b) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or upon receipt when sent by facsimile or registered mail, return receipt requested, addressed to the other party at the address of such party set forth in this Subscription Agreement, or to such other address furnished by notice given in accordance with this paragraph.

        (c) No Waiver. Failure of the Company or the Purchaser to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and a Purchaser, or otherwise, or delay by the Company or the Purchaser is exercising same, will not operate as a waiver thereof. No waiver by the Company or the Purchaser will be effective unless and until it is in writing and signed by the Company or the Purchaser.

        (d) Governing Law. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York without giving effect to its conflicts of law rules or principles.

        (e) Complete Agreement. This Subscription Agreement and the documents referred to herein, shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings or agreements with respect to such subject matter. This Subscription Agreement may be amended only by the written consent of both the Company and the Purchaser.

        (f) Severability. If a court of competent jurisdiction determines that any provision of this Subscription Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Subscription Agreement, which shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained in this Subscription Agreement. In the event that any provision of this Subscription Agreement is invalid or unenforceable


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    under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability or any other provision hereof.

        (g) Execution in Counterparts. This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same Subscription Agreement.

        (h) Title and Subtitles. The titles and subtitles used in this Subscription Agreement are used for convenience only and are not to be considered in construing or interpreting this Subscription Agreement.

        (i) Rights and Remedies Cumulative. The rights and remedies provided in this Subscription Agreement shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

    IF YOU AGREE WITH THE FOREGOING, PLEASE SIGN THE SIGNATURE PAGES TO THIS SUBSCRIPTION AGREEMENT LOCATED IN THE SUBSCRIPTION DOCUMENTS PROVIDED AND RETURN THEM TO THE COMPANY, AND THIS LETTER SHALL THEN BECOME A BINDING AGREEMENT BETWEEN YOU AND THE COMPANY IN ACCORDANCE WITH ITS TERMS.

                            SUBSCRIPTION AGREEMENT
                                SIGNATURE PAGE

    By executing this signature page the Purchaser hereby swears to, adopts and agrees to all terms, conditions, representations, warranties and covenants contained in the Subscription Agreement.

Dated:  ______________________, 1996

Number of Shares subscribed for:  444,444

Aggregate purchase price: $ 4,000,000.00

NAME OF PURCHASER:  President and Fellows of Harvard College
                    By Harvard Management Company, Inc.

    (If purchaser is trust or retirement fund list name of such trust or fund)


PURCHASER:  /s/ Michael S. Pradko             /s/ Verne O. Sedlacek
            -------------------------------------------------------
                               (signature)

Name of person signing: Michael S. Pradko       Verne O. Sedlacek

If signing in capacity of officer or trustee, please indicate:  Authorized
                                                                Signatory


                ________________________________________________________
                (signature of any co-tenant, joint-tenant or co-trustee) Name of co-signer: _____________________________________


Print exact name in which Share will be held:   President and Fellows of
                                                Harvard College


Tax or Other Identification Number[s]:  042103580


Address of Purchaser(s):    c/o Harvard Management Company, Inc.
                            600 Atlantic Avenue
                            Boston, MA  02210-2203


ACCEPTED BY:

FLANDERS CORPORATION
531 Flanders Filters Road
Washington, North Carolina 27889


By:  /s/ Steven K. Clark

Its:  CFO

Date:  October 11, 1996


                                    - 12 -